AMENDMENT NUMBER ONE TO
CREDIT AGREEMENT AND SECURITY AGREEMENT
This Amendment Number One to Credit Agreement and Security Agreement (this “Amendment”) is entered into as of July 23, 2012 (the “First Amendment Effective Date”), by and among the lenders identified on the signature pages of the Credit Agreement (each of such lenders, together with its successors and permitted assigns, is referred to hereinafter as a “Lender”), WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”), THQ INC., a Delaware corporation (“Borrower”), and each of the Grantors identified on the signature pages of the Security Agreement (“Grantors”) in light of the following:
A.    Agent, Lenders, and Borrower have previously entered into that certain Credit Agreement, dated as of September 23, 2011 (as amended and as may be further amended from time to time, the “Credit Agreement”).
B.    Agent and Grantors have previously entered into that certain Security Agreement, dated as of September 23, 2011 (as amended and as may be further amended from time to time, the “Security Agreement”).
C.    Borrower and Grantors have requested that Agent and Lenders amend the terms of the Credit Agreement and Security Agreement and memorialize certain consents and waivers as set forth herein.
D.    Subject to the terms and conditions set forth herein, Agent and Lenders have agreed to amend the Credit Agreement and Security Agreement and memorialize certain consents and waivers.
NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Agent, Lenders, and Borrower hereby agree as follows:
1.DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Credit Agreement unless specifically defined herein.

2.AMENDMENTS.
(a)Schedule 1.1 of the Credit Agreement is hereby amended by adding the following new definitions of “First Amendment Effective Date”, “Reporting Trigger Event” and “Reporting Trigger Period” therein in alphabetical order:

“First Amendment Effective Date” means July 23, 2012.
“Reporting Trigger Event” means, as of any date, that (a) an Event of Default has occurred and is continuing as of such date or (b) Excess Availability on such date is below (i) 12.5% of the Maximum Revolver Amount from the First Amendment Effective Date until and including December 31, 2012, and (ii) 20% of the Maximum Revolver Amount thereafter.
“Reporting Trigger Period” means a period which shall commence on a Reporting Trigger Event and continue until the date on which (a) if the relevant Reporting Trigger Event is caused by an Event of Default, such Event of Default no longer exists, or (b) Excess Availability has been greater than or equal to (i) 12.5% of the Maximum Revolver Amount from the First Amendment Effective Date until and including December 31, 2012, and (ii) 20% of the Maximum Revolver Amount thereafter, for a period of 90 consecutive days following the date of the Reporting Trigger Event and no Event of

Default is then continuing.
(b)Schedule 1.1 of the Credit Agreement is hereby amended by deleting the definitions of “IP Advance Rate”, “IP Sublimit”, “Trigger Event”, and “Trigger Period” therein in their entirety and replacing them with each of the following:

“IP Advance Rate” means, 35%; provided, that commencing on July 23, of each year and continuing until and including November 1 of the same year, such percentage shall be increased to 75%.
“IP Sublimit” means, $7,500,000; provided, that commencing on July 23 of each year and continuing until and including November 1 of the same year, such percentage shall be increased to $15,000,000.
“Trigger Event” means, as of any date, that (a) an Event of Default has occurred and is continuing as of such date or (b) Excess Availability on such date is below (i) 12.5% of the Maximum Revolver Amount from the First Amendment Effective Date until and including December 31, 2012, and (ii) 16% of the Maximum Revolver Amount thereafter.
“Trigger Period” means a period which shall commence on a Trigger Event and continue until the date on which (a) if the relevant Trigger Event is caused by an Event of Default, such Event of Default no longer exists, or (b) Excess Availability has been greater than or equal to (i) 12.5% of the Maximum Revolver Amount from the First Amendment Effective Date until and including December 31, 2012, and (ii) 16% of the Maximum Revolver Amount thereafter, for a period of 90 consecutive days following the date of the Trigger Event and no Event of Default is then continuing.
(c)Schedule 5.2 of the Credit Agreement is hereby amended by replacing it in its entirety with the new Schedule 5.2 attached hereto as Exhibit A.

(d)Section 1(x) of the Security Agreement is hereby amended by deleting the definition of “Dominion Triggering Amount” therein in its entirety and replacing it with the following:

“(y)    “Dominion Triggering Amount” means (a) $7,500,000 from the First Amendment Effective Date until and including December 31, 2012, and (b) $10,000,000 thereafter.”
3.REPRESENTATIONS AND WARRANTIES.

(a)Borrower hereby affirms to Agent and Lenders that all of Borrower's representations and warranties set forth in the Credit Agreement are true, complete and accurate in all material respects as of the date hereof (except to the extent any such representation and warranty solely relates to an earlier specified date). Each Grantor hereby affirms to Agent and Lenders that all of such Grantor's representations and warranties set forth in the Security Agreement are true, complete and accurate in all material respects as of the date hereof (except to the extent any such representation and warranty solely relates to an earlier specified date).

(b)Borrower and each Grantor has the requisite power and authority to execute, deliver and carry out the terms and provisions of this Amendment and has taken all necessary action to authorize the execution, delivery and performance of this Amendment. Borrower and each Grantor has duly executed and delivered this Amendment, and such Amendment constitutes the legal, valid and binding obligation of Borrower and such Grantor enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or law).

4.NO DEFAULTS. Borrower and each Grantor hereby affirms to Agent and the Lenders that no Event of Default has occurred and is continuing as of the date hereof.

5.CONDITIONS PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon receipt by Agent of:

(a)a fully executed copy of this Amendment executed by Borrower, Grantors, Agent and the Lenders; and

(b)a fully executed copy of the Reaffirmation of Guaranty attached hereto executed by each Guarantor.

6.COSTS AND EXPENSES. Borrower shall pay to Agent all of Agent's out-of-pocket costs and expenses (including, without limitation, the reasonable fees and expenses of its counsel arising in connection with the preparation, execution, and delivery of this Amendment and all related documents).

7.LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Credit Agreement or Security Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Credit Agreement and Security Agreement, as amended and supplemented hereby, shall remain in full force and effect.

8.COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

9.RELEASE.    Borrower and each Grantor hereby remises, releases, acquits, satisfies and forever discharges Agent and the Lenders, their agents, employees, officers, directors, predecessors, attorneys and all others acting or purporting to act on behalf of or at the direction of Agent or the Lenders, of and from any and all manner of actions, causes of action, suit, debts, accounts, covenants, contracts, controversies, agreements, variances, damages, judgments, claims and demands whatsoever, in law or in equity, which any of such parties ever had, now has or, to the extent arising from or in connection with any act, omission or state of facts taken or existing on or prior to the date hereof, against Agent and the Lenders, their agents, employees, officers, directors, attorneys and all persons acting or purporting to act on behalf of or at the direction of Agent or the Lenders (“Releasees”), for, upon or by reason of any matter, cause or thing whatsoever through the date hereof. Without limiting the generality of the foregoing, Borrower waives and affirmatively agrees not to allege or otherwise pursue any defenses, affirmative defenses, counterclaims, claims, causes of action, setoffs or other rights they do, shall or may have as of the date hereof, including, but not limited to, the rights to contest any conduct of Agent, the Lenders or other Releasees on or prior to the date hereof. Each of the releasing parties hereby waives California Civil Code § 1542, which provides: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS

SETTLEMENT WITH THE DEBTOR.” On the date hereof, each of the releasing parties also shall be deemed to waive any and all provisions, rights and benefits conferred by any law of any state or territory of the United States, or country in the world, or principle of common law, which is similar, comparable or equivalent to California Civil Code § 1542.

10.CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER. The provisions of Section 12 of the Credit Agreement are hereby incorporated by reference.

[Signatures on next page]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

WELLS FARGO CAPITAL FINANCE, LLC,
a Delaware limited liability company, as Agent and Lender

By:	/s/ Daniel Whitwer
Name:	Daniel Whitwer
Title:	SVP

Amendment Number One to Credit Agreement and Security Agreement

THQ INC.,
a Delaware corporation, as Borrower and a Grantor

By:	/s/ Paul J. Pucino
Name:	Paul Pucino
Title:	EVP and CFO

VOLITION, INC.,
a Delaware corporation, as a Grantor

By:	/s/ Rose Cunningham
Name:	Rose Cunningham
Title:	CFO/Treasurer

THQ WIRELESS INC.,
a Delaware corporation, as a Grantor

By:	/s/ Rose Cunningham
Name:	Rose Cunningham
Title:	CFO

VIGIL GAMES, INC.,
a Texas corporation, as a Grantor

By:	/s/ Rose Cunningham
Name:	Rose Cunningham
Title:	CFO

Amendment Number One to Credit Agreement and Security Agreement

EXHIBIT A

Schedule 5.2
Provide Agent, with copies for each Lender, with each of the documents set forth below at the following times in form reasonably satisfactory to Agent:

Weekly (at all times that a Reporting Trigger Period is in effect or at the option of Borrower)
(a) at Agent's request, an Account roll-forward with supporting details supplied from sales journals, collection journals, credit registers and any other records,
(b) a Borrowing Base Certificate (including calculations of Availability and Excess Availability),
(c) a detailed report regarding Borrower's and the other Loan Parties' cash and Cash Equivalents, including an indication of which amounts constitute Qualified Cash and non-Qualified Cash,
(d) such other Collateral reports as requested by Agent in its Permitted Discretion.

Monthly (no later than 15 days following the end of each fiscal month)	(e) at all times that a Reporting Trigger Period is not in effect:
(i) at Agent's request, an Account roll-forward with supporting details supplied from sales journals, collection journals, credit registers and any other records,

(ii) a Borrowing Base Certificate (including calculations of Availability and Excess Availability),

(iii) a detailed report regarding Borrower's and each of the other Loan Parties' cash and Cash Equivalents, including an indication of which amounts constitute Qualified Cash and non-Qualified Cash,

(iv) a detailed listing of all invoices related to pre-billings, and

(v) such other Collateral reports as requested by Agent in its Permitted Discretion,

(f) a detailed aging, by total, of each Loan Party's Accounts, together with a reconciliation and supporting documentation for any reconciling items noted (delivered electronically in an acceptable format, if Loan Parties have implemented electronic reporting),

(g) a summary aging, by vendor, of Borrower's and each of the other Loan Parties' accounts payable and any book overdraft (delivered electronically in an acceptable format, such Loan Party has implemented electronic reporting) and an aging, by vendor, of any held checks,

(h) a monthly reconciliation of Accounts summary aging to the general ledger,

(i) certification that Borrower and the other Loan Parties are current with respect to all amounts due to Technicolor owed by Borrower and the other Loan Parties,

(j) a monthly reconciliation of Accounts with respect to various accruals, including but not limited to “price protection” accruals, and

(k) a month-end report showing Inventory held by customers.

Exhibit A

Quarterly
(l) an IP Reporting Certificate, together with all other information required to be reported pursuant to Section 6(g)(v), Section 6(g)(vi), and Section 6 (g)(vii) of the Security Agreement,
(m) a reconciliation of Accounts, and trade accounts payable, to its quarterly financial statements including any book reserves related to each category, and
(n) at Agent's request, a report regarding Borrower's and each of the other Loan Parties' accrued, but unpaid, ad valorem taxes.

Annually	(o) at Agent's request, a detailed list of Borrower's and each of the other Loan Parties' customers, with address and contact information.
Upon written request by Agent
(p) copies of purchase orders and invoices for Equipment acquired by Borrower and each of the other Loan Parties, and
(q) such other reports as to the Collateral or the financial condition of Borrower and the other Loan Parties, as Agent may reasonably request.

Exhibit A

REAFFIRMATION OF GUARANTY
Dated as of July 23, 2012
Each of the undersigned (each a “Guarantor” and collectively, the “Guarantors”), has executed a General Continuing Guaranty, dated as of September 23, 2011 (each a “Guaranty” and collectively, the “Guaranties”), in favor of Wells Fargo Capital Finance, LLC (“Agent”), respecting the obligations of THQ Inc., a Delaware corporation (“Borrower”) under that certain Credit Agreement dated as of September 23, 2011 by and between Borrower, the Lenders signatory thereto, and Agent, owing to the Lender Group under and pursuant to the Loan Documents, as such obligations are defined in the Credit Agreement. Each Guarantor acknowledges the terms of that certain Amendment Number One to Credit Agreement and Security Agreement attached hereto and reaffirms and agrees that: (a) its Guaranty remains in full force and effect; (b) nothing in such Guaranty obligates Agent to notify the undersigned of any changes in the loans and financial accommodations made available to Borrower and the other Loan Parties (as those terms are defined in the Credit Agreement) or to seek reaffirmation of such Guaranty; and (c) no requirement to so notify any of the undersigned or to seek reaffirmation in the future shall be implied by the execution of this reaffirmation.

GUARANTORS:

VOLITION, INC.,
a Delaware corporation,

By:	/s/ Rose Cunningham
Name:	Rose Cunningham
Title:	CFO/Treasurer

THQ WIRELESS INC.,
a Delaware corporation,

By:	/s/ Rose Cunningham
Name:	Rose Cunningham
Title:	CFO

VIGIL GAMES, INC.,
a Texas corporation,

By:	/s/ Rose Cunningham
Name:	Rose Cunningham
Title:	CFO

Reaffirmation of Guaranty